NEWS RELEASE

To:	Daily Papers, Trade Press For: Immediate	Company Contacts:
	Financial and Security Analysts Release	Financial:	Lee Ahlstrom	713-624-9548
		Media:	James Bartlett	713-624-9354
	Burlington Resources Web site: www.br-inc.com			BR0604

Burlington Resources Sets Special Meeting Date

Houston, Texas, February 23, 2006 — Burlington Resources (NYSE:BR) today announced that the date of the special meeting of stockholders to vote on the proposed merger with ConocoPhillips (NYSE:COP) has been set for March 30, 2006. The company previously announced that stockholders who hold shares of Burlington Resources common stock at the close of business on February 24, 2006, the record date for the special meeting, will be entitled to vote at the special meeting. If stockholders approve the merger, Burlington anticipates completing the transaction by March 31, 2006.

Burlington Resources ranks among the world’s largest independent oil and gas companies, and holds one of the industry’s leading positions in North American natural gas reserves and production. Headquartered in Houston, Texas, the company conducts exploration, production and development operations in the U.S., Canada, the United Kingdom, Africa, China and South America. For additional information see the Burlington Resources Web site at www.br-inc.com.

FORWARD-LOOKING STATEMENTS
This press release may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the company’s current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected is included in the company’s periodic reports filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, ConocoPhillips has filed a preliminary registration statement on Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

INTEREST OF CERTAIN PERSONS IN THE MERGER

ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources’ stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips’ 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources’ proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.